UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-00051

SELECTED AMERICAN SHARES, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Lisa J. Cohen
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2021
Date of reporting period: June 30, 2021

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Selected FUNDS

Selected Funds

Selected American Shares
Selected International Fund

June 30, 2021

SEMI-ANNUAL REPORT

Selecting Quality Companies for the Long Term™

SELECTED FUNDS	Table of Contents

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Selected Funds prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Selected Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds’ website at www.selectedfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds’ website at www.selectedfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Quarterly Schedule of Investments

The Funds file their complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters). The Funds’ Forms N-CSR (Annual and Semi-Annual Reports) and N-PORT Part F are available without charge, upon request, by calling 1-800-243-1575, on the Funds’ website at www.selectedfunds.com, and on the SEC’s website at www.sec.gov. A list of the Funds’ quarter-end holdings is also available at www.selectedfunds.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

SELECTED FUNDS	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of the Selected Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports, we include all of the required quantitative information, such as financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution.

In addition, we produce a Manager Commentary for each Fund. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Funds’ website at www.selectedfunds.com, or by calling 1-800-243-1575.

We value the trust you have placed in us and look forward to continuing our investment journey together.

Sincerely,

James J. McMonagle	Christopher C. Davis	Danton G. Goei
Chairman	President & Portfolio Manager	President & Portfolio Manager

August 6, 2021

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED AMERICAN SHARES, INC.

Performance Overview
Selected American Shares outperformed the Standard & Poor’s 500® Index (“S&P 500®” or the “Index”) for the six-month period ended June 30, 2021 (the “period”). The Fund’s Class S and D shares delivered total returns of 22.35% and 22.53%, respectively, versus a 15.25% return for the S&P 500®. All sectors1 in the S&P 500® reported positive performance during the period. The sectors within the Index that reported the strongest performance were Energy (up 46%), Financials (up 24%), and Real Estate (up 23%). The sectors within the Index that reported the weakest performance were Utilities (up 2%), Consumer Staples (up 5%), and Consumer Discretionary (up 10%).

Contributors to Performance
The Fund continued to hold a large position in Financials. These holdings were the most significant contributor2 to performance on an absolute basis and relative to the Index. The Fund’s holdings outperformed those of the Index (up 31%, versus up 24%) and the Fund benefited from a significantly higher average weighting (42%, compared to 12%) in this stronger performing sector. Of the top ten contributors during the period, six were from the Financials sector. Capital One Financial3 (up 57%) was the second largest holding at the end of the period, representing 8.30% of net assets. Other contributors included Wells Fargo (up 51%), Berkshire Hathaway (up 20%), American Express (up 38%), JPMorgan Chase (up 24%), and U.S. Bancorp (up 24%).
The Fund’s holdings in the Communication Services sector was also beneficial to both absolute and relative performance. The Fund’s Communication Services holdings outperformed those of the Index (up 34%, versus up 20%) and had a higher average weighting (16%, compared to 11%). Alphabet (up 42%), the parent company of Google, was the largest holding at the end of the period, representing 8.33% of net assets. Facebook (up 27%) was also a strong performer.
Compared to the Index, the Fund’s Information Technology position was a key contributor. The Fund’s holdings outperformed those of the Index (up 39%, versus up 14%). Applied Materials, the top contributor to performance, was up 66% during the period.
The Fund held private equity shares of Didi Chuxing, an Industrials company. In June 2021, the company was renamed DiDi Global and shortly thereafter completed its initial public offering (“IPO”). As a whole, this investment increased 35% during the period and contributed positively to performance.

Detractors from Performance
The Fund’s Consumer Discretionary holdings were the most important detractor from performance on both an absolute and relative basis. The Fund’s holdings underperformed those of the S&P 500® (down 12%, versus up 10%) and had a higher average weighting in this weaker performing sector (14%, compared to 12%). New Oriental Education & Technology (down 56%) was the worst performer during the period. (Furthermore, in July 2021, the Chinese government placed new regulations on this company related to after-school tutoring and private educational services, one of which is mandating that it must now be registered as non-profit organization. This announcement triggered an additional decline to the stock price of New Oriental Education & Technology. From June 30, 2021 through the time the position was completely liquidated on July 29, 2021, the stock price declined 72%.) Alibaba (down 3%) and Prosus (down 10%) were also among the top detractors.
Compared to the Index, the Fund suffered as a result of its weaker performing Health Care holdings. The Fund’s holdings were up 2%, compared to up 12% for the Index. Viatris (down 23%) was a key detractor.
The Fund’s performance was also hindered because it had no holdings in two of the strongest sectors, Energy and Real Estate.
Two additional detractors from performance were Missfresh (down 33%) and Liberty TripAdvisor (down 6%). The Fund purchased shares of Missfresh in a June 2021 IPO.
The Fund had an average weighting of 17% of net assets in foreign securities. The Fund’s foreign holdings underperformed the U.S. holdings (down 4%, compared to up 30%).

Selected American Shares’ investment objective is to achieve both capital growth and income. In the current market environment, we expect that income will be low. There can be no assurance that the Fund will achieve its objective. Selected American Shares’ principal risks are: stock market risk, common stock risk, financial services risk, foreign country risk, headline risk, large-capitalization companies risk, manager risk, depositary receipts risk, emerging market risk, fees and expenses risk, foreign currency risk, and mid- and small-capitalization companies risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended June 30, 2021, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the six-month period, June 30, 2021, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED AMERICAN SHARES, INC. – (CONTINUED)

Comparison of a $10,000 investment in Selected American Shares Class S versus the
Standard & Poor’s 500® Index over 10 years for an investment made on June 30, 2011

S&P 500®
SAS - S
S&P 500®
$39,895
SAS - S
$32,355
$40,000
$30,000
$20,000
$10,000
$0
06/30/11
06/30/12
06/30/13
06/30/14
06/30/15
06/30/16
06/30/17
06/30/18
06/30/19
06/30/20
06/30/21

Average Annual Total Return for periods ended June 30, 2021

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Class D’s Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	54.48%	16.21%	12.45%	N/A	0.96%	0.96%
Class D	54.96%	16.58%	12.82%	9.22%	0.65%	0.65%
Standard & Poor’s 500® Index	40.79%	17.64%	14.83%	10.39%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Selected Funds Investor Services at 1-800-243-1575 or visit the Fund’s website at www.selectedfunds.com.

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED INTERNATIONAL FUND, INC.

Performance Overview
Selected International Fund underperformed the Morgan Stanley Capital International All Country World Index ex USA (“MSCI” or the “Index”) for the six-month period ended June 30, 2021 (the “period”). The Fund’s Class S and D shares delivered a total return of -0.60% and -0.47%, respectively, versus a 9.16% return for the MSCI. The sectors1 within the Index that reported the strongest performance were Energy (up 19%), Financials (up 13%), and Materials (up 12%). The sectors within the Index that reported the weakest performance were Utilities (down 1%), Consumer Staples (up 5%), and Health Care (up 6%).
Detractors from Performance
The Fund’s largest sector position was in Consumer Discretionary companies. These holdings were the top detractor2 from Fund performance both on an absolute basis and relative to the Index. The Fund’s holdings underperformed those of the Index (down 17%, compared to up 7%) and the Fund was significantly overweight in this sector (average weighting of 39%, versus 14%). The top five detractors during the period came from the Consumer Discretionary sector led by two companies providing education services in China, New Oriental Education & Technology Group3 (down 56%) and TAL Education Group (down 55%). (Furthermore, in July 2021, the Chinese government placed new regulations on these companies related to after-school tutoring and private educational services, one of which is mandating that they must now be registered as non-profit organizations. This announcement triggered an additional 72% and 81% decline to the stock price of New Oriental Education & Technology Group and TAL Education Group, respectively, since June 30, 2021 and through the time the positions were completely liquidated on July 29, and July 26, 2021, respectively.) JD.com (down 9%), Prosus (down 10%), and Alibaba (down 3%) were the additional top detractors from this sector. JD.com and Alibaba were large positions, representing 6.06% and 5.15% of net assets, respectively, at the end of the period.
The Fund’s holdings in the Communication Services sector also hindered both absolute and relative performance. The Fund’s Communication Services holdings underperformed those of the Index (down 4%, versus up 7%). iQIYI (down 11%) and Baidu (down 6%) were among the largest detractors during the period.
The Fund continued to hold a large position in Financials. This sector detracted from relative performance due to the Fund’s holdings underperforming those of the Index (up 12%, versus up 13%). Metro Bank (down 28%) and Noah Holdings (down 1%) were weak performers.
The Fund’s relative performance suffered slightly because it had no holdings in two of the strongest sectors, Energy and Materials. The Fund’s 4% average repurchase agreement position during the period also hindered relative performance in this rising market environment.
The Fund had an average weighting of 43% of net assets in Chinese securities and these holdings were down 14% during the period.
Contributors to Performance
The Industrials sector was the most significant contributor to the Fund’s absolute and relative performance. The Fund’s holdings significantly outperformed those of the Index (up 27%, versus up 10%). The Fund held private equity shares of China ride hailing company Didi Chuxing, an Industrials company. In June 2021, the company was renamed DiDi Global and shortly thereafter completed its initial public offering (“IPO”). DiDi Global, the second-largest holding at the end of the period (6.41% of net assets), increased 35% during the period and was the top contributor to performance. Grab Holdings, also a ride hailing company in Southeast Asia, announced plans to go public via a special purpose acquisition company (SPAC). As a result of the announcement, its value increased making it a top contributor, up 89% during the period. Schneider Electric (up 11%) was also a key performer.
As mentioned above, the Fund’s Financials sector holdings detracted from overall relative performance due to stock selection. However, absolute performance benefited by holding the aforementioned large position in this sector. The Fund was also overweight in this stronger performing sector of the Index (average weighting of 29%, versus 19%). DBS Group Holdings (up 18%), DNB (up 17%), Bank of N.T. Butterfield (up 17%), and Julius Baer Group (up 17%) were all among the top contributors.
Compared to the Index, the Fund benefited from having no holdings in the three weakest performing sectors (Utilities, Consumer Staples, and Health Care).
Other individual contributors during the period included Fila Holdings (up 28%) and Meituan (up 9%), both from the Consumer Discretionary sector, along with Information Technology holding, Tokyo Electron (up 18%). Meituan was the largest holding at the end of the period (8.17% of net assets).

Selected International Fund’s investment objective is capital growth. There can be no assurance that the Fund will achieve its objective. Selected International Fund’s principal risks are: stock market risk, common stock risk, foreign country risk, headline risk, depositary receipts risk, foreign currency risk, exposure to industry or sector risk, emerging market risk, large-capitalization companies risk, manager risk, fees and expenses risk, and mid- and small-capitalization companies risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended June 30, 2021, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the six-month period, June 30, 2021, unless otherwise noted.
[1]
The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED INTERNATIONAL FUND, INC. – (CONTINUED)

Comparison of a $10,000 investment in Selected International Fund Class S versus the
Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI® ex USA)
over 10 years for an investment made on June 30, 2011
Average Annual Total Return for periods ended June 30, 2021

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Class D’s Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	26.38%	10.95%	6.35%	N/A	1.27%	1.05%
Class D	26.74%	11.30%	6.80%	5.24%	0.84%	0.80%
MSCI ACWI® ex USA	35.72%	11.08%	5.45%	6.81%

The Fund’s performance benefited from IPO purchases in 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Selected Funds Investor Services at 1-800-243-1575 or visit the Fund’s website at www.selectedfunds.com.

SELECTED FUNDS	Fund Overview
SELECTED AMERICAN SHARES, INC.	June 30, 2021 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund’s 06/30/21 Net Assets)		(% of 06/30/21 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	81.10%	Diversified Financials	21.77%	5.13%
Common Stock (Foreign)	17.34%	Banks	18.60%	4.30%
Preferred Stock (Foreign)	0.86%	Media & Entertainment	15.41%	9.67%
Short-Term Investments	0.66%	Information Technology	14.37%	27.42%
Other Assets & Liabilities	0.04%	Retailing	12.43%	7.13%
	100.00%	Health Care	5.92%	12.99%
		Insurance	4.11%	1.85%
		Transportation	3.24%	1.94%
		Consumer Services	2.51%	2.02%
		Telecommunication Services	0.55%	1.48%
		Food, Beverage & Tobacco	0.53%	3.00%
		Capital Goods	0.50%	5.79%
		Food & Staples Retailing	0.06%	1.31%
		Energy	–	2.85%
		Materials	–	2.60%
		Other	–	10.52%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 06/30/21 Net Assets)

Alphabet Inc.*	Media & Entertainment	8.33%
Capital One Financial Corp.	Consumer Finance	8.30%
Wells Fargo & Co.	Banks	6.87%
Applied Materials, Inc.	Semiconductors & Semiconductor Equipment	6.86%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	5.94%
Amazon.com, Inc.	Retailing	4.88%
Facebook, Inc., Class A	Media & Entertainment	4.78%
JPMorgan Chase & Co.	Banks	4.06%
American Express Co.	Consumer Finance	3.94%
U.S. Bancorp	Banks	3.76%

*Alphabet Inc. holding includes Class A and Class C.

SELECTED FUNDS	Fund Overview
SELECTED INTERNATIONAL FUND, INC.	June 30, 2021 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund’s 06/30/21 Net Assets)		(% of 06/30/21 Stock Holdings)

			Fund	MSCI ACWI® EX USA
Common Stock (Foreign)	96.65%	Retailing	26.47%	4.89%
Preferred Stock (Foreign)	2.65%	Banks	20.75%	11.07%
Short-Term Investments	0.63%	Information Technology	12.30%	12.93%
Other Assets & Liabilities	0.07%	Transportation	9.12%	2.50%
	100.00%	Consumer Services	7.47%	1.35%
		Media & Entertainment	5.43%	3.84%
		Insurance	4.78%	4.26%
		Capital Goods	4.72%	7.87%
		Diversified Financials	4.40%	3.26%
		Consumer Durables & Apparel	3.99%	3.69%
		Commercial & Professional Services	0.57%	1.43%
		Health Care	–	9.29%
		Materials	–	8.30%
		Food, Beverage & Tobacco	–	4.98%
		Energy	–	4.54%
		Other	–	15.80%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 06/30/21 Stock Holdings)		(% of Fund’s 06/30/21 Net Assets)

China	44.73%	Meituan, Class B	8.17%
South Korea	8.83%	DiDi Global Inc., Class A, ADS	6.41%
Singapore	8.58%	JD.com, Inc., Class A, ADR	6.06%
Norway	5.91%	DBS Group Holdings Ltd.	5.87%
Denmark	5.06%	DNB Bank ASA	5.87%
Hong Kong	4.78%	Alibaba Group Holding Ltd., ADR	5.15%
France	4.72%	Danske Bank A/S	5.03%
South Africa	4.51%	New Oriental Education & Technology Group, Inc., ADR	4.97%
Japan	3.81%	Samsung Electronics Co., Ltd.	4.81%
Bermuda	3.65%	AIA Group Ltd.	4.74%
Switzerland	2.74%
Netherlands	2.45%
United Kingdom	0.23%
	100.00%

SELECTED FUNDS	Expense Example (Unaudited)

As a shareholder of each Fund, you incur ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. As a shareholder of Selected International Fund, you may also incur transaction costs, which consist of redemption fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended June 30, 2021.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(01/01/21)	(06/30/21)	(01/01/21-06/30/21)
Selected American Shares
Class S (annualized expense ratio 0.96%**)
Actual	$1,000.00	$1,223.47	$5.29
Hypothetical	$1,000.00	$1,020.03	$4.81
Class D (annualized expense ratio 0.65%**)
Actual	$1,000.00	$1,225.30	$3.59
Hypothetical	$1,000.00	$1,021.57	$3.26
Selected International Fund
Class S (annualized expense ratio 1.05%**)
Actual	$1,000.00	$993.97	$5.19
Hypothetical	$1,000.00	$1,019.59	$5.26
Class D (annualized expense ratio 0.80%**)
Actual	$1,000.00	$995.33	$3.96
Hypothetical	$1,000.00	$1,020.83	$4.01

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class’s annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC.	June 30, 2021 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (98.44%)
COMMUNICATION SERVICES – (15.85%)
Media & Entertainment – (15.30%)
Alphabet Inc., Class A *	32,284	$78,830,748
Alphabet Inc., Class C *	39,765	99,663,815
ASAC II L.P. *(a)(b)	1,174,606	1,200,682
Facebook, Inc., Class A *	294,838	102,518,121
IAC/InterActiveCorp. *	195,700	30,171,069
Liberty TripAdvisor Holdings, Inc., Series A *	47,423	193,012
Vimeo, Inc. *	317,718	15,568,182
		328,145,629
Telecommunication Services – (0.55%)
Liberty Global plc, Series C *	434,380	11,745,635
	Total Communication Services	339,891,264
CONSUMER DISCRETIONARY – (13.97%)
Consumer Services – (2.49%)
New Oriental Education & Technology Group, Inc., ADR (China)* (c)	6,524,980	53,439,586
Retailing – (11.48%)
Alibaba Group Holding Ltd., ADR (China)*	269,477	61,111,994
Amazon.com, Inc. *	30,406	104,601,505
Coupang, Inc., Class A (South Korea)*	498,789	20,859,356
Naspers Ltd. - N (South Africa)	64,700	13,584,236
Prosus N.V., Class N (Netherlands)	246,110	24,066,805
Vroom, Inc. *	522,130	21,856,362
		246,080,258
	Total Consumer Discretionary	299,519,844
CONSUMER STAPLES – (0.58%)
Food & Staples Retailing – (0.05%)
Missfresh Ltd., Class B, ADS (China)*	136,340	1,179,341
Food, Beverage & Tobacco – (0.53%)
Darling Ingredients Inc. *	167,280	11,291,400
	Total Consumer Staples	12,470,741
FINANCIALS – (44.17%)
Banks – (18.47%)
Danske Bank A/S (Denmark)	1,559,360	27,438,768
DBS Group Holdings Ltd. (Singapore)	2,422,884	53,711,736
JPMorgan Chase & Co.	559,216	86,980,457
U.S. Bancorp	1,413,200	80,510,004
Wells Fargo & Co.	3,251,000	147,237,790
		395,878,755
Diversified Financials – (21.62%)
Capital Markets – (3.44%)
Bank of New York Mellon Corp.	1,440,555	73,799,632
Consumer Finance – (12.24%)
American Express Co.	512,018	84,600,734
Capital One Financial Corp.	1,150,095	177,908,196
		262,508,930

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	June 30, 2021 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Diversified Financial Services – (5.94%)
Berkshire Hathaway Inc., Class A *	304	$127,254,704
		463,563,266
Insurance – (4.08%)
Life & Health Insurance – (2.13%)
AIA Group Ltd. (Hong Kong)	3,680,280	45,741,023
Property & Casualty Insurance – (1.95%)
Chubb Ltd.	147,381	23,424,736
Loews Corp.	196,354	10,730,746
Markel Corp. *	6,338	7,521,368
		41,676,850
		87,417,873
	Total Financials	946,859,894
HEALTH CARE – (5.88%)
Health Care Equipment & Services – (3.52%)
Cigna Corp.	73,220	17,358,265
CVS Health Corp.	293,283	24,471,533
Quest Diagnostics Inc.	255,080	33,662,908
		75,492,706
Pharmaceuticals, Biotechnology & Life Sciences – (2.36%)
Viatris Inc.	3,536,730	50,539,872
	Total Health Care	126,032,578
INDUSTRIALS – (3.72%)
Capital Goods – (0.50%)
Orascom Construction PLC (United Arab Emirates)	348,651	1,603,795
Raytheon Technologies Corp.	105,488	8,999,181
		10,602,976
Transportation – (3.22%)
DiDi Global Inc., Class A, ADS (China)* (a)	5,427,680	69,072,656
	Total Industrials	79,675,632
INFORMATION TECHNOLOGY – (14.27%)
Semiconductors & Semiconductor Equipment – (13.11%)
Applied Materials, Inc.	1,032,100	146,971,040
Intel Corp.	1,095,460	61,499,124
Texas Instruments Inc.	377,053	72,507,292
		280,977,456
Software & Services – (1.16%)
Microsoft Corp.	91,850	24,882,165
	Total Information Technology	305,859,621
TOTAL COMMON STOCK – (Identified cost $982,655,654)		2,110,309,574

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	June 30, 2021 (Unaudited)

		Shares/Principal	Value (Note 1)
PREFERRED STOCK – (0.86%)
CONSUMER DISCRETIONARY – (0.86%)
Retailing – (0.86%)
	Chengxin Technology, Inc., Series A-1 (China)*(a)(b)	1,597,009	$15,970,090
	Full Trillion Development Ltd., Class A (China)*(a)(b)	252,991	2,529,910
		Total Consumer Discretionary	18,500,000
	TOTAL PREFERRED STOCK – (Identified cost $18,500,000)		18,500,000
SHORT-TERM INVESTMENTS – (0.66%)
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.04%, 07/01/21, dated 06/30/21, repurchase value of $2,937,003 (collateralized by: U.S. Government agency obligation in a pooled cash account, 2.875%, 10/15/21, total market value $2,995,740)	$2,937,000	2,937,000
	StoneX Financial Inc. Joint Repurchase Agreement, 0.04%, 07/01/21, dated 06/30/21, repurchase value of $8,153,009 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.50%, 08/01/21-05/20/71, total market value $8,316,060)	8,153,000	8,153,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.04%, 07/01/21, dated 06/30/21, repurchase value of $2,937,003 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.50%-2.50%, 06/01/36-07/01/51, total market value $2,995,740)	2,937,000	2,937,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $14,027,000)		14,027,000
	Total Investments – (99.96%) – (Identified cost $1,015,182,654)		2,142,836,574
	Other Assets Less Liabilities – (0.04%)		914,215
		Net Assets – (100.00%)	$2,143,750,789

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

(c)	Subsequent Event – See Note 7 of the Notes to Financial Statements.

See Notes to Financial Statements

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC.	June 30, 2021 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (96.65%)
COMMUNICATION SERVICES – (5.40%)
Media & Entertainment – (5.40%)
Baidu, Inc., Class A, ADR (China)*	9,737	$1,985,374
Fang Holdings Ltd., Class A, ADR (China)*	4,070	48,230
iQIYI, Inc., Class A, ADR (China)*	160,740	2,504,329
Kuaishou Technology, Class B (China)*	1,020	25,591
	Total Communication Services	4,563,524
CONSUMER DISCRETIONARY – (37.66%)
Consumer Durables & Apparel – (3.96%)
Fila Holdings Corp. (South Korea)	64,809	3,349,362
Consumer Services – (7.41%)
New Oriental Education & Technology Group, Inc., ADR (China)* (a)	513,060	4,201,961
TAL Education Group, Class A, ADR (China)* (a)	81,920	2,066,842
		6,268,803
Retailing – (26.29%)
Alibaba Group Holding Ltd., ADR (China)*	19,200	4,354,176
JD.com, Inc., Class A, ADR (China)*	64,185	5,122,605
Meituan, Class B (China)*	167,387	6,907,357
Naspers Ltd. - N (South Africa)	18,044	3,788,469
Prosus N.V., Class N (Netherlands)	21,014	2,054,934
		22,227,541
	Total Consumer Discretionary	31,845,706
FINANCIALS – (29.72%)
Banks – (20.61%)
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	86,360	3,061,462
Danske Bank A/S (Denmark)	241,572	4,250,743
DBS Group Holdings Ltd. (Singapore)	223,820	4,961,757
DNB Bank ASA (Norway)	227,640	4,959,874
Metro Bank PLC (United Kingdom)*	138,430	191,873
		17,425,709
Diversified Financials – (4.37%)
Capital Markets – (4.37%)
Julius Baer Group Ltd. (Switzerland)	35,310	2,304,261
Noah Holdings Ltd., Class A, ADS (China)*	29,384	1,386,925
		3,691,186
Insurance – (4.74%)
Life & Health Insurance – (4.74%)
AIA Group Ltd. (Hong Kong)	322,740	4,011,233
	Total Financials	25,128,128
INDUSTRIALS – (11.65%)
Capital Goods – (4.68%)
Schneider Electric SE (France)	25,174	3,960,508
Commercial & Professional Services – (0.56%)
China Index Holdings Ltd., Class A, ADR (China)*	237,202	476,776
Transportation – (6.41%)
DiDi Global Inc., Class A, ADS (China)* (b)	425,740	5,417,967
	Total Industrials	9,855,251

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	June 30, 2021 (Unaudited)

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (12.22%)
Semiconductors & Semiconductor Equipment – (3.79%)
	Tokyo Electron Ltd. (Japan)	7,400	$3,202,592
Technology Hardware & Equipment – (8.43%)
	Hollysys Automation Technologies Ltd. (China)	205,510	3,062,099
	Samsung Electronics Co., Ltd. (South Korea)	56,750	4,066,710
			7,128,809
		Total Information Technology	10,331,401
	TOTAL COMMON STOCK – (Identified cost $57,621,440)		81,724,010
PREFERRED STOCK – (2.65%)
INDUSTRIALS – (2.65%)
Transportation – (2.65%)
	Grab Holdings Inc., Series G (Singapore)*(b)(c)	214,779	2,240,145
	TOTAL PREFERRED STOCK – (Identified cost $1,190,286)		2,240,145
SHORT-TERM INVESTMENTS – (0.63%)
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.04%, 07/01/21, dated 06/30/21, repurchase value of $112,000 (collateralized by: U.S. Government agency obligations in a pooled cash account, 2.875%-8.875%, 10/15/21-04/15/30, total market value $114,240)	$112,000	112,000
	StoneX Financial Inc. Joint Repurchase Agreement, 0.04%, 07/01/21, dated 06/30/21, repurchase value of $313,000 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.50%, 08/01/21-05/20/71, total market value $319,260)	313,000	313,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.04%, 07/01/21, dated 06/30/21, repurchase value of $112,000 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%, 06/01/41-06/01/51, total market value $114,240)	112,000	112,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $537,000)		537,000
	Total Investments – (99.93%) – (Identified cost $59,348,726)		84,501,155
	Other Assets Less Liabilities – (0.07%)		57,313
	Net Assets – (100.00%)		$84,558,468

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Subsequent Event – See Note 7 of the Notes to Financial Statements.

(b)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(c)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

SELECTED FUNDS	Statements of Assets and Liabilities
At June 30, 2021 (Unaudited)

	Selected American Shares	Selected International Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$2,142,836,574	$84,501,155
Cash	570	878
Receivables:
Capital stock sold	789,288	85,085
Dividends and interest	942,571	56,398
Investment securities sold	4,607,660	–
Prepaid expenses	28,948	1,148
Due from Adviser	–	4,832
Total assets	2,149,205,611	84,649,496
LIABILITIES:
Payables:
Capital stock redeemed	389,502	948
Investment securities purchased	3,420,905	–
Accrued custodian fees	210,729	28,578
Accrued distribution service fees	150,817	4,036
Accrued investment advisory fees	1,116,494	44,043
Other accrued expenses	166,375	13,423
Total liabilities	5,454,822	91,028
NET ASSETS	$2,143,750,789	$84,558,468
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$57,398,754	$1,417,481
Additional paid-in capital	868,371,502	59,318,983
Distributable earnings	1,217,980,533	23,822,004
Net Assets	$2,143,750,789	$84,558,468
CLASS S SHARES:
Net assets	$631,309,885	$15,790,201
Shares outstanding	13,544,793	1,064,677
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$46.61	$14.83
CLASS D SHARES:
Net assets	$1,512,440,904	$68,768,267
Shares outstanding	32,374,210	4,605,248
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$46.72	$14.93
*Including:
Cost of investments	$1,015,182,654	$59,348,726

See Notes to Financial Statements

SELECTED FUNDS	Statements of Operations
For the six months ended June 30, 2021 (Unaudited)

	Selected American Shares	Selected International Fund
INVESTMENT INCOME:
Income:
Dividends*	$10,697,379	$678,972
Interest	19,590	1,462
Net securities lending fees	–	16,627
Total income	10,716,969	697,061
Expenses:
Investment advisory fees (Note 3)	5,619,529	240,270
Custodian fees	213,096	28,725
Transfer agent fees:
Class S	333,722	20,351
Class D	339,068	27,048
Audit fees	32,373	11,730
Legal fees	18,011	4,024
Reports to shareholders	20,850	1,625
Directors’ fees and expenses	196,051	11,896
Registration and filing fees	30,998	24,000
Miscellaneous	46,651	10,137
Distribution service fees (Note 3):
Class S	759,943	19,497
Total expenses Reimbursement of expenses by Adviser (Note 3):	7,610,292	399,303
Class S	–	(17,344)
Class D	–	(13,256)
Net expenses	7,610,292	368,703
Net investment income	3,106,677	328,358
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	179,173,514	1,063,702
Foreign currency transactions	(10,269)	(4,408)
Net realized gain (loss)	179,163,245	1,059,294
Net increase (decrease) in unrealized appreciation	223,144,972	(1,857,320)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	402,308,217	(798,026)
Net increase (decrease) in net assets resulting from operations	$405,414,894	$(469,668)

*Net of foreign taxes withheld of	$74,894	$90,842

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the six months ended June 30, 2021 (Unaudited)

	Selected American Shares	Selected International Fund
OPERATIONS:
Net investment income	$3,106,677	$328,358
Net realized gain from investments and foreign currency transactions	179,163,245	1,059,294
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	223,144,972	(1,857,320)
Net increase (decrease) in net assets resulting from operations	405,414,894	(469,668)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class S	(35,988,637)	–
Class D	(88,179,518)	–
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class S	(6,378,857)	2,107,355
Class D	33,423,784	(1,268,932)
Total increase in net assets	308,291,666	368,755
NET ASSETS:
Beginning of period	1,835,459,123	84,189,713
End of period	$2,143,750,789	$84,558,468

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the year ended December 31, 2020

	Selected American Shares	Selected International Fund
OPERATIONS:
Net investment income	$9,934,597	$(48,494)
Net realized gain (loss) from investments and foreign currency transactions	72,450,476	(1,001,586)
Net increase in unrealized appreciation on investments and foreign currency transactions	94,989,784	15,198,181
Net increase in net assets resulting from operations	177,374,857	14,148,101
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class S	(15,025,908)	(222,413)
Class D	(38,214,666)	(1,249,616)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class S	(132,733,334)	5,414,883
Class D	(75,673,976)	(1,820,381)
Total increase (decrease) in net assets	(84,273,027)	16,270,574
NET ASSETS:
Beginning of year	1,919,732,150	67,919,139
End of year	$1,835,459,123	$84,189,713

See Notes to Financial Statements

SELECTED FUNDS	Notes to Financial Statements
June 30, 2021 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Selected Funds (“Funds”) consist of Selected American Shares, Inc. (a Maryland corporation) (“Selected American Shares”) and Selected International Fund, Inc. (a Maryland corporation) (“Selected International Fund”). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Funds follow the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Selected American Shares’ investment objective is to achieve both capital growth and income. The Fund principally invests in common stocks issued by large companies with market capitalizations of at least $10 billion.

Selected International Fund’s investment objective is to achieve capital growth. The Fund principally invests in common stocks issued by foreign companies, including companies in developed or emerging markets. The Fund may invest in large, medium, or small companies without regard to market capitalization.

An investment in the Funds, as with any mutual fund, includes risks that vary depending upon the Funds’ investment objectives and policies. There is no assurance that the investment objective of any fund will be achieved. Each Fund’s return and net asset value will fluctuate. The COVID-19 pandemic has caused market disruptions on a global scale and the long-term impact is uncertain. The aforementioned disruptions may adversely affect the value and liquidity of the Fund’s investments and thus Fund performance.

Class S and Class D shares are sold at net asset value. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. Selected International Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging into Selected American Shares) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

Eligible Class S shares can be converted to Class D shares upon request. Class D shares offer lower expenses for shareholders who have chosen not to use an intermediary, but instead invest directly with the Funds. These conversions are non-taxable events.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds’ Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund;   and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds’ Board of Directors at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions)

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2021 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - (Continued)

and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term investments purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Funds’ valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security.

The following is a summary of the inputs used as of June 30, 2021 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
	Selected	Selected
	American Shares	International Fund
Valuation Inputs
Level 1 – Quoted Prices:
Common Stock:
Communication Services	$338,690,582	$4,563,524
Consumer Discretionary	299,519,844	31,845,706
Consumer Staples	12,470,741	–
Financials	946,859,894	25,128,128
Health Care	126,032,578	–
Industrials	10,602,976	4,437,284
Information Technology	305,859,621	10,331,401
Total Level 1	2,040,036,236	76,306,043
Level 2 – Other Significant Observable Inputs:
Common Stock:
Industrials	69,072,656	5,417,967
Short-Term Investments	14,027,000	537,000
Total Level 2	83,099,656	5,954,967
Level 3 – Significant Unobservable Inputs:
Common Stock:
Communication Services	1,200,682	–
Preferred Stock:
Consumer Discretionary	18,500,000	–
Industrials	–	2,240,145
Total Level 3	19,700,682	2,240,145
Total Investments	$2,142,836,574	$84,501,155

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2021 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the six months ended June 30, 2021. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at June 30, 2021 was $(1,527)* and $1,052,417* for Selected American Shares and Selected International Fund, respectively. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

	Beginning Balance at January 1, 2021	Cost of Purchases	Proceeds from Sales	Net Change in Unrealized Appreciation (Depreciation)*	Net Realized Gain (Loss)	Transfers into Level 3	Transfers out of Level 3**	Ending Balance at June 30, 2021
Selected American Shares
Investments in Securities:
Common Stock	$1,202,209	$–	$–	$(1,527)	$–	$–	$–	$1,200,682
Preferred Stock	51,115,177	18,500,000	–	19,227,556	–	–	(70,342,733)	18,500,000
Total Level 3	$52,317,386	$18,500,000	$–	$19,226,029	$–	$–	$(70,342,733)	$19,700,682
Selected International Fund
Investments in Securities:
Preferred Stock	$5,197,134	$–	$–	$2,560,601	$–	$–	$(5,517,590)	$2,240,145
Total Level 3	$5,197,134	$–	$–	$2,560,601	$–	$–	$(5,517,590)	$2,240,145

* Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities still held at June 30, 2021, may be due to investments no longer held or categorized as Level 3 at period end.

** During the period ended June 30, 2021, certain securities fair valued at $70,342,733 and $5,517,590 for Selected American Shares and Selected International Fund, respectively, transferred out of Level 3 because observable market data became available for the securities.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at June 30, 2021	Valuation Technique	Unobservable Input(s)	Amount	Impact to Valuation from an Increase in Input
Selected American Shares
Investments in Securities:
Common Stock	$1,200,682	Discounted Cash Flow	Annualized Yield	1.366%	Decrease
Preferred Stock	18,500,000	Market Approach	Transaction Price	$10.00	Increase
Total Level 3	$19,700,682
Selected International Fund
Investments in Securities:
Preferred Stock	$2,240,145	Market Approach	Transaction Price Discount for Uncertainty	$13.03 20%	Increase Decrease
Total Level 3	$2,240,145

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Funds’ investments. The transaction price inputs are attributable to private securities and include assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2021 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar on the date of valuation using exchange rates determined as of the close of trading on the Exchange. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Funds.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and concluded that as of June 30, 2021, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2017.

Capital losses will be carried forward to future years if not offset by gains. At December 31, 2020, Selected International Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Capital Loss Carryforwards (No expiration)
Short-term	$653,227
Long-term	408,192
Total	$1,061,419

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains, and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2021 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - (Continued)

At June 30, 2021, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

	Selected	Selected
	American Shares	International Fund
Cost	$1,019,079,094	$60,981,456
Unrealized appreciation	1,149,977,243	27,481,303
Unrealized depreciation	(26,219,763)	(3,961,604)
Net unrealized appreciation	$1,123,757,480	$23,519,699

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to permanent and temporary differences which may include wash sales, foreign currency transactions, equalization, corporate actions, partnership income, Directors’ deferred compensation, net operating losses, and passive foreign investment company shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Funds in which the amounts are invested.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2021 (Unaudited)

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term investments) during the six months ended June 30, 2021 were as follows:

	Selected American Shares	Selected International Fund
Cost of purchases	$200,722,538	$12,423,962
Proceeds from sales	303,464,885	4,530,020

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

All officers of the Funds (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

As of June 30, 2021, related shareholders with greater than 20% of outstanding shares were as follows:

Selected American Shares	Selected International Fund
n/a	23%

Investment activities of this shareholder could have a material impact on the Fund.

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate for Selected American Shares is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets in excess of $10 billion. Advisory fees paid during the six months ended June 30, 2021 approximated 0.55% of the average net assets for Selected American Shares. The fixed annual rate for Selected International Fund is 0.55% of the average net assets. The Adviser is contractually committed to waive fees and/or reimburse Selected International Fund’s expenses to the extent necessary to cap total annual Fund operating expenses (Class S shares, 1.05%, and Class D shares, 0.80%) until May 1, 2022. After that date, there is no assurance that the Adviser will continue to cap expenses. The expense cap cannot be terminated prior to that date without the consent of the Board of Directors. During the six month ended June 30, 2021, such reimbursements for Class S and Class D of Selected International Fund amounted to $17,344 and $13,256, respectively, and are not subject to future recoupment.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2021 (Unaudited)

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Funds’ primary transfer agent. The Adviser is also paid for certain transfer agent services. The fees paid to the Adviser during the six months ended June 30, 2021 were $81,410 and $7,291 for Selected American Shares and Selected International Fund, respectively. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian.

Distribution Service Fees - For services under the distribution agreement, the Funds’ Class S shares pay an annual fee of 0.25% of average daily net assets. During the six months ended June 30, 2021, Selected American Shares and Selected International Fund incurred distribution service fees totaling $759,943 and $19,497, respectively.

There are no distribution service fees for the Funds’ Class D shares.

NOTE 4 - CAPITAL STOCK

At June 30, 2021, there were 600 million shares of capital stock of Selected American Shares ($1.25 par value per share) and 50 million shares of capital stock of Selected International Fund ($0.25 par value per share) authorized. Transactions in capital stock were as follows:

	Six months ended June 30, 2021 (Unaudited)
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Selected American Shares
Shares: Class S	113,555	773,433	(1,032,477)	(145,489)
Class D	598,612	1,783,062	(1,664,479)	717,195
Value: Class S	$5,376,791	$35,593,374	$(47,349,022)	$(6,378,857)
Class D	28,586,144	82,252,665	(77,415,025)	33,423,784

Selected International Fund
Shares: Class S	204,752	–	(70,970)	133,782
Class D	72,456	–	(154,657)	(82,201)
Value: Class S	$3,197,746	$–	$(1,090,391)	$2,107,355
Class D	1,139,732	–	(2,408,664)	(1,268,932)

* Selected International Fund: net of redemption fees amounting to $202 for Class S.

	Year ended December 31, 2020
	Sold		Reinvestment of Distributions	Redeemed*		Net Increase (Decrease)
Selected American Shares
Shares: Class S	413,658		371,821	(4,718,406)	^	(3,932,927)
Class D	1,931,264	^	883,397	(5,050,947)		(2,236,286)
Value: Class S	$12,134,434		$14,802,200	$(159,669,968)	^	$(132,733,334)
Class D	63,489,972	^	35,238,673	(174,402,621)		(75,673,976)

Selected International Fund
Shares: Class S	436,143		15,264	(56,780)		394,627
Class D	79,125		83,507	(323,772)		(161,140)
Value: Class S	$5,926,228		$220,415	$(731,760)		$5,414,883
Class D	1,008,534		1,212,517	(4,041,432)		(1,820,381)

* Selected International Fund: net of redemption fees amounting to $129 and $253 for Class S and Class D, respectively.
^ Includes Class S to Class D conversions as disclosed in Note 1 of the Notes to Financial Statements.

NOTE 5 - SECURITIES LOANED

The Funds have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of June 30, 2021, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2021 (Unaudited)

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Selected American Shares amounted to $88,773,338 or 4.14% of the Fund’s net assets as of June 30, 2021. The aggregate value of restricted securities in Selected International Fund amounted to $7,658,112 or 9.06% of the Fund’s net assets as of June 30, 2021. Information regarding restricted securities is as follows:

Fund	Security	Initial Acquisition Date	Units/Shares	Cost per Unit/ Share	Valuation per Unit/Share as of June 30, 2021
Selected American Shares	ASAC II L.P.	10/10/13	1,174,606	$1.00	$1.0222
Selected American Shares	Chengxin Technology, Inc., Series A-1, Pfd.	03/29/21	1,597,009	$10.00	$10.00
Selected American Shares	DiDi Global Inc., Class A, ADS	06/30/21	5,427,680	$7.7714	$12.726
Selected American Shares	Full Trillion Development Ltd., Class A, Pfd.	03/29/21	252,991	$10.00	$10.00
Selected International Fund	DiDi Global Inc., Class A, ADS	06/30/21	425,740	$6.9377	$12.726
Selected International Fund	Grab Holdings Inc., Series G, Pfd.	08/02/17	214,779	$5.5419	$10.43

NOTE 7 - SUBSEQUENT EVENT

On July 24, 2021, the Chinese government placed new regulations on companies providing after-school tutoring and private educational services, including Fund holdings New Oriental Education & Technology Group, Inc., ADR and TAL Education Group, ADR. The General Office of the Communist Party of China Central Committee, along with the General Office of the State Council, has mandated that institutions offering tuition covering school curriculum must now be registered as non-profit organizations. Furthermore, registered Academic AST (After-school Tutoring) Institutions will have to adhere to government approval-based curriculum regimes, refrain from using foreign capital investments and ban foreign ownership. The announcement of these new regulations triggered a 72% and 81% decline to the stock price of New Oriental Education & Technology Group, Inc., ADR and TAL Education Group, ADR, respectively, since June 30, 2021 and through the time the positions were completely liquidated on July 29, and July 26, 2021, respectively.

SELECTED FUNDS

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Selected American Shares Class S:
Six months ended June 30, 2021[e]	$40.41	$0.02	$8.97	$8.99
Year ended December 31, 2020	$37.22	$0.14	$4.17	$4.31
Year ended December 31, 2019	$29.94	$0.19	$8.97	$9.16
Year ended December 31, 2018	$40.53	$0.20	$(5.35)	$(5.15)
Year ended December 31, 2017	$35.76	$0.15	$7.46	$7.61
Year ended December 31, 2016	$36.93	$0.13	$4.06	$4.19
Selected American Shares Class D:
Six months ended June 30, 2021[e]	$40.50	$0.09	$9.00	$9.09
Year ended December 31, 2020	$37.29	$0.24	$4.20	$4.44
Year ended December 31, 2019	$29.99	$0.30	$8.99	$9.29
Year ended December 31, 2018	$40.59	$0.33	$(5.36)	$(5.03)
Year ended December 31, 2017	$35.80	$0.28	$7.47	$7.75
Year ended December 31, 2016	$36.97	$0.25	$4.06	$4.31
Selected International Fund Class S:
Six months ended June 30, 2021[e]	$14.92	$0.04	$(0.13)	$(0.09)
Year ended December 31, 2020	$12.56	$(0.03)	$2.64	$2.61
Year ended December 31, 2019	$10.45	$0.04	$2.77	$2.81
Year ended December 31, 2018	$14.44	$0.04	$(3.23)	$(3.19)
Year ended December 31, 2017	$10.45	$(0.03)	$4.02	$3.99
Year ended December 31, 2016	$10.48	$(0.01)	$(0.02)	$(0.03)
Selected International Fund Class D:
Six months ended June 30, 2021[e]	$15.00	$0.06	$(0.13)	$(0.07)
Year ended December 31, 2020	$12.62	$(0.01)	$2.66	$2.65
Year ended December 31, 2019	$10.50	$0.06	$2.80	$2.86
Year ended December 31, 2018	$14.53	$0.09	$(3.26)	$(3.17)
Year ended December 31, 2017	$10.50	$0.05	$4.03	$4.08
Year ended December 31, 2016	$10.53	$0.04	$(0.03)	$0.01

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

[c]	The ratios in this column reflect the impact, if any, of certain reimbursements.

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.03)	$(2.76)	$–	$(2.79)	$46.61	22.35%	$631	0.96%[f]	0.96%[f]	0.09%[f]	10%
$(0.15)	$(0.97)	$–	$(1.12)	$40.41	11.61%	$553	0.98%	0.98%	0.39%	12%
$(0.41)	$(1.47)	$–	$(1.88)	$37.22	31.15%	$656	0.98%	0.98%	0.56%	11%
$(0.19)	$(5.25)	$–	$(5.44)	$29.94	(14.00)%	$656	0.97%	0.97%	0.52%	24%
$(0.15)	$(2.69)	$–	$(2.84)	$40.53	21.77%	$911	0.97%	0.97%	0.39%	13%
$(0.27)	$(5.09)	$–	$(5.36)	$35.76	12.50%	$993	0.97%	0.97%	0.39%	19%

$(0.11)	$(2.76)	$–	$(2.87)	$46.72	22.53%	$1,512	0.65%[f]	0.65%[f]	0.40%[f]	10%
$(0.26)	$(0.97)	$–	$(1.23)	$40.50	11.95%	$1,282	0.67%	0.67%	0.70%	12%
$(0.52)	$(1.47)	$–	$(1.99)	$37.29	31.57%	$1,264	0.66%	0.66%	0.88%	11%
$(0.32)	$(5.25)	$–	$(5.57)	$29.99	(13.71)%	$1,025	0.65%	0.65%	0.84%	24%
$(0.27)	$(2.69)	$–	$(2.96)	$40.59	22.18%	$1,344	0.65%	0.65%	0.71%	13%
$(0.39)	$(5.09)	$–	$(5.48)	$35.80	12.83%	$1,391	0.65%	0.64%	0.72%	19%

$–	$–	$–	$–	$14.83	(0.60)%	$16	1.27%[f]	1.05%[f]	0.55%[f]	5%
$(0.03)	$(0.22)	$–	$(0.25)	$14.92	20.77%	$14	1.44%	1.11%	(0.28)%	23%
$(0.34)	$(0.36)	$–	$(0.70)	$12.56	27.15%	$7	1.50%	1.15%	0.27%	9%
$(0.01)	$(0.79)	$–	$(0.80)	$10.45	(22.27)%	$9	1.31%	1.26%	0.30%	31%
$–[g]	$–	$–	$–[g]	$14.44	38.22%	$34	1.28%	1.25%	(0.07)%	12%
$–	$–	$–	$–	$10.45	(0.29)%	$8	1.51%	1.30%	(0.09)%	49%

$–	$–	$–	$–	$14.93	(0.47)%	$69	0.84%[f]	0.80%[f]	0.80%[f]	5%
$(0.05)	$(0.22)	$–	$(0.27)	$15.00	21.08%	$70	0.89%	0.87%	(0.04)%	23%
$(0.38)	$(0.36)	$–	$(0.74)	$12.62	27.45%	$61	0.90%	0.90%	0.52%	9%
$(0.07)	$(0.79)	$–	$(0.86)	$10.50	(22.05)%	$48	0.89%	0.89%	0.67%	31%
$(0.05)	$–	$–	$(0.05)	$14.53	38.90%	$69	0.87%	0.87%	0.31%	12%
$(0.04)	$–	$–	$(0.04)	$10.50	0.10%	$52	0.87%	0.83%	0.38%	49%

[e]	Unaudited.

[f]	Annualized.

[g]	Less than $0.005 per share.

See Notes to Financial Statements

SELECTED FUNDS	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of Selected Funds (the “Funds”) oversees the management of each Selected Fund and, as required by law, determines annually whether to approve the continuance of each Selected Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).
With the assistance of counsel to the Independent Directors, the Independent Directors undertook a comprehensive review process in anticipation of their annual contract review meeting, held in April 2021. As part of this process, Davis Advisors provided the Independent Directors with material (including recent investment performance data) that was responsive to questions submitted to Davis Advisors by the Independent Directors. At this meeting, the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements is in the best interests of Selected American Shares, Selected International Fund, and their shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following considerations and conclusions were important, but not exclusive, to the Independent Directors’ recommendation to renew the Advisory Agreements.
The Independent Directors considered the investment performance of each Fund on an absolute basis as well as relative to its benchmark and other comparable funds. The Independent Directors not only considered the investment performance of each Fund, but also the full range and quality of services provided by Davis Advisors to each Fund and its shareholders, including whether a Fund:
1.	Achieves satisfactory investment results over the long-term, after all costs;
2.
Efficiently and effectively handles shareholder transactions, inquiries, requests and records, provides quality accounting, legal and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.
Davis Advisors is reimbursed a portion of its costs in providing some but not all of these services.
A shareholder’s ultimate return is the product of a fund’s results as well as the shareholder’s behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.
In aggregate, Davis Advisors, employees of Davis Advisors, and the Davis family have made significant investments in the Funds. The Independent Directors considered that these investments tend to align Davis Advisors’, Davis Advisors’ employees’, and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns.
The Independent Directors noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Selected Funds’ shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Directors must take many factors into consideration in representing the shareholders of the Selected Funds, including those listed below. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.
The Independent Directors noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Directors considered the quality of Davis Advisors’ investment process, as well as the experience, capability, and integrity of its senior management and other personnel.

SELECTED FUNDS	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long- term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Directors assessed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, which includes other funds it advises, other funds which it sub-advises, and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule of each Fund, including an assessment of competitive fee schedules.

The Independent Directors reviewed the management fee schedule for each Fund, the profitability of each Fund to Davis Advisors, the extent to which economies of scale might be realized if the Funds’ net assets increase, and whether the fee schedules should reflect those potential economies of scale at this time. The Independent Directors considered the nature, quality, and extent of the services being provided to each Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Funds, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for research reports that are created by parties other than the broker-dealers providing trade execution, clearing and/or settlement services to the Funds.

The Independent Directors compared the fees paid to Davis Advisors by the Selected Funds with those paid by Davis Advisors’ advised and sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub- advised, private account, or managed money/wrap fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds is more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of the more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense. The Independent Directors concluded that reasonable justifications existed for any differences between the fee rates for the Funds and Davis Advisors’ other lines of business.

Selected American Shares

The Independent Directors noted that Selected American Shares’ Class S shares underperformed its benchmark, the Standard & Poor’s 500® Index (the “S&P 500®”), over the three-, five-, and ten- year periods, but outperformed the S&P 500® over the one-year period and since Davis Advisors took over the daily management of the Fund on May 1, 1993, all periods ended March 31, 2021.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional large-cap core funds (the “Performance Universe Average”), as well as the relevant Lipper Index. The report indicated that the Fund’s Class D shares underperformed the Performance Universe Average and the relevant Lipper Index over the one-, two-, three-, four-, five-, and ten-year time periods, all periods ended December 31, 2020.

The Independent Directors also reviewed the Fund’s Class S shares performance versus both the S&P 500® and the Lipper Large-Cap Core category when measured over rolling five- and ten-year time frames. The Fund outperformed the S&P 500® in 11 out of 24 rolling five-year time periods and outperformed the Lipper Large-Cap Core category in 13 out of 24 rolling five-year time periods, all periods ended December 31 for each year from 1997 through 2020. The Fund outperformed both the S&P 500® and the Lipper Large-Cap Core category in 10 out of 19 rolling ten-year time periods, all periods ended December 31 for each year from 2002 through 2020.

The Independent Directors considered Selected American Shares’ management fee and total expense ratio. They observed that both were reasonable and below the average and median of its expense group, as determined by Broadridge. The Directors noted that Class D shares do not pay any 12b-1 fees.

SELECTED FUNDS	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Selected International Fund

Davis Advisors became the investment adviser to Selected Special Shares on May 1, 1993. Davis Advisors oversaw a sub- adviser from 1993 to May 31, 2001, at which point, Davis Advisors began active daily management of the Fund. On May 1, 2011, the Fund changed its name from Selected Special Shares to Selected International Fund and changed its investment strategy from primarily investing in domestic equity securities to primarily investing in foreign equity securities.

The Independent Directors noted that Selected International Fund’s Class S shares outperformed the Morgan Stanley Capital International All Country World Index ex USA (“MSCI ACWI ex USA”) over the one-, three-, five-, and ten-year periods, all periods ended March 31, 2021.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional international multi-cap growth funds (the “Performance Universe Average”), as well as the relevant Lipper Index. The Fund’s Class D shares outperformed the Performance Universe Average and the relevant Lipper Index over the one-, two-, and five-year time periods, underperformed both over the three-year time period, outperformed the Lipper Index over the four- and ten-year time periods, and underperformed the Performance Universe Average over the four- and ten-year time periods, all periods ended December 31, 2020.

The Independent Directors also reviewed the Fund’s Class S shares performance versus both the MSCI ACWI ex USA and the Lipper International Multi-Cap Growth category when measured over each rolling five-year time frame since its investment strategy change in 2011. The Fund outperformed the MSCI ACWI ex USA in 5 out of 5 rolling five-year time periods and outperformed the Lipper International Multi-Cap Growth category in 3 out of 5 rolling five-year time periods, all periods ended December 31 for each year from 2016 through 2020.

The Independent Directors considered Selected International Fund’s management fee and total expense ratio. They observed that both were reasonable and the contractual management fee and total expense ratio were below the average and median of its expense group, as determined by Broadridge. The Independent Directors also noted that the Adviser has capped expenses of Class S shares and Class D shares through May 1, 2022, and that Class D shares do not pay any 12b-1 fees.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Selected American Shares, Selected International Fund, and their shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fees for Selected American Shares and Selected International Fund were reasonable in light of the nature, quality and extent of the services being provided to the Funds, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of their peer groups as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements is in the best interests of each Fund and their shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

SELECTED FUNDS	Liquidity Risk Management Program

Following is a description of the operation and effectiveness of the Liquidity Risk Management Program (“LRMP”) that was adopted by the Board of Directors (the “Board”) in accordance with Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The Liquidity Rule is meant to promote effective liquidity risk management practices in order to reduce the likelihood that a fund would be unable to meet its redemption obligations.

The Board has appointed Davis Selected Advisers, L.P. (the “Adviser”) to serve as the Administrator of the LRMP, subject to the supervision of the Board. The Adviser has engaged a third party to perform certain functions, including the production of liquidity classification model information.

The Adviser monitors the adequacy and effectiveness of the implementation of the LRMP on an ongoing basis. This monitoring includes a review of the Funds’ liquidity risk based on a variety of factors including the Funds’ (1) investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, and (4) borrowing arrangements and other funding sources. The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires a fund that does not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the funds’ net assets in highly liquid investments (highly liquid investment minimum or HLIM). The LRMP includes provisions and safeguards that are reasonably designed to comply with the 15% limit on illiquid investments and the Funds are currently classified as Funds that primarily hold highly liquid investments. The LRMP includes the classification, no less than monthly, of the Funds’ investments into one of four liquidity classifications as provided for in the Liquidity Rule.

At a recent meeting of the Funds’ Board of Directors, the Adviser provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the LRMP from April 1, 2020 through March 31, 2021. The report concluded that the LRMP is operating effectively and is reasonably designed to assess and manage the Funds’ liquidity risk. There can be no guarantee that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Funds, including liquidity risks presented by the Funds’ investment portfolio, is found in the Funds’ Prospectus and Statement of Additional Information.

SELECTED FUNDS	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

The Funds may, on occasion, mail notices, reports, prospectuses, or proxy material to shareholders. To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of these items to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you have a direct account with the Funds and you do not want the mailing of these documents to be combined with those to other members of your household, please contact Selected Funds by phone at 1-800-243-1575. Your instructions will become effective within 30 days of your notice to the Funds.

SELECTED FUNDS	Directors and Officers

For the purpose of their service as Directors to the Selected Funds, the business address for each of the Directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until retirement, resignation, death, or removal. After turning 75, each Director will be annually reviewed by the Independent Directors, and a majority of the Independent Directors (with such Director abstaining) may request such Director’s resignation as of the last business day of the year. Subject to further exceptions and exemptions that may be granted by the Independent Directors, Directors must retire from the Board and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age 80.

Name, Date of Birth, Position(s) Held with Funds, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships
Independent Directors

Francisco L. Borges (11/17/51) Director since 2006	Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) since March 1999.	3
Chairman and Trustee, John S. and James L. Knight
Foundation; Trustee, Connecticut Public Broadcasting
Network; Chairman/Director, Assured Guaranty Ltd.
(financial guaranty insurance business); Director,
Jefferies Financial Group (holding company); Trustee,
Millbrook School; Trustee, Clipper Funds Trust
(consisting of one portfolio).

Lawrence E. Harris (09/16/56) Director since 2015	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA.	3	Director, Interactive Brokers Group, Inc.; Trustee, Clipper Funds Trust (consisting of one portfolio).

Steven N. Kearsley (09/29/41) Director since 2015	Private Investor, Real Estate Development.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

Katherine L. MacWilliams (01/19/56) Director since 1997	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company) 2008-2012.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

James J. McMonagle (10/01/44) Director since 1990 Chairman since 1997	Of Counsel to Vorys, Sater, Seymour and Pease LLP (law firm) since 2002.	3	Chairman/Trustee, Clipper Funds Trust (consisting of one portfolio).

Richard O’Brien (09/12/45) Director since 1996	Retired; Corporate Economist, HP Inc.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

Interested Directors*

Andrew A. Davis (06/25/63) Director since 1998	President or Vice President of each Selected Fund, Clipper Fund, and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Davis Funds (consisting of 13 portfolios); Trustee, Clipper Funds Trust (consisting of one portfolio).

Christopher C. Davis (07/13/65) Director since 1998	President or Vice President of each Selected Fund, Davis Fund, Clipper Fund, and Davis ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Davis Funds (consisting of 13 portfolios);
Trustee, Clipper Funds Trust (consisting of one
portfolio); Lead Independent Director, Graham
Holdings Company (educational and media company);
Director, The Coca-Cola Company (beverage
company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Lisa J. Cohen (born 04/25/89, Selected Funds officer since 2021). Vice President and Secretary of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Senior Attorney, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Andrew A. Davis (born 06/25/63, Selected Funds officer since 1998). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Selected Funds officer since 1998). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Selected Funds officer since 1997). Executive Vice President and Principal Executive Officer of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Selected Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Selected Funds officer since 2018). Vice President and Chief Compliance Officer of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

SELECTED FUNDS

Investment Adviser
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Custodian
State Street Bank and Trust Co.
c/o The Selected Funds
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Selected Funds
P.O. Box 219662
Kansas City, Missouri 64121-9662

Overnight Address:
430 West 7th Street, Suite 219662
Kansas City, Missouri 64105-1407

Legal Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 17th Street, Suite 800
Denver, Colorado 80202

For more information about the Selected Funds including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge upon request by calling 1-800-243-1575 or on the Funds’ website at www.selectedfunds.com. Quarterly Fact Sheets are available on the Funds’ website at www.selectedfunds.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent director Katherine MacWilliams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this Form N-CSR

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Directors.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 13. EXHIBITS

(a)(1)	Not Applicable

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECTED AMERICAN SHARES, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: August 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: August 24, 2021

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: August 24, 2021